EXHIBIT 99.1

PRESS RELEASE
Fidelity National Title Group, Inc. Reports Third Quarter 2006 EPS of $0.60
Jacksonville, Fla. — (October 25, 2006) — Fidelity National Title Group, Inc. (NYSE: FNT), a leading provider of title insurance, specialty insurance and claims management services, today reported operating results for the three-month and nine-month periods ended September 30, 2006.

	3rd Quarter 2006	3rd Quarter 2005
Total revenue	$1.507 billion	$1.774 billion

Pre-tax margin	10.7%*	15.4%

Net earnings	$103.4 million	$169.7 million

Net earnings per share — diluted	$0.60	$0.98

Cash flow from operations	$112.9 million	$206.9 million

Return on average equity	15.9%	25.0%

*	Includes an $8.4 million pre-tax impairment charge taken on an individual equity position in the investment portfolio. Excluding that impairment charge, the pre-tax margin was 11.1%.

	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
Total revenue	$4.456 billion	$4.723 billion

Pre-tax margin	10.5%	14.0%

Net earnings	$299.0 million	$412.6 million

Net earnings per share — diluted	$1.72	$2.38

Cash flow from operations	$414.8 million	$603.8 million

Return on average equity	15.6%	21.7%

      “The third quarter was one of transition for our title insurance business,” said Chairman and Chief Executive Officer William P. Foley, II. “While open order counts remained fairly consistent, the mix of business clearly shifted from a majority of purchase transactions toward more refinance transactions, which generate about half of the revenue of a purchase transaction. We were focused on reducing headcount and eliminated approximately 650 positions during the quarter, which helped in reducing personnel costs by $75 million versus the prior year quarter. Given the changing dynamics in the mortgage and real estate marketplaces, the 11% pre-tax margin we generated was a solid performance for the quarter.”
      The following table depicts monthly direct orders opened and closed in the title and escrow business for the third quarter of both 2006 and 2005:

Month	Direct Orders Opened	Direct Orders Closed	Closing %

July 2006	208,000	142,400	69%

August 2006	242,800	158,700	65%

September 2006	212,700	139,100	65%

Third Quarter 2006	663,500	440,200	66%

Month	Direct Orders Opened	Direct Orders Closed	Closing %

July 2005	261,200	192,000	74%

August 2005	295,800	218,900	74%

September 2005	264,700	192,000	73%

Third Quarter 2005	821,700	602,900	73%

      The following table depicts monthly commercial direct orders opened and closed in the national commercial divisions for the third quarter of both 2006 and 2005:

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
3rd Quarter 2006	11,938	7,686	$66,316	$8,628

3rd Quarter 2005	15,054	9,016	$73,201	$8,119
      On October 24, 2006, Fidelity National Financial (NYSE:FNF) transferred its Specialty Insurance business, Sedgwick and certain other assets to FNT for the issuance of 45,265,956 shares of FNT common stock to FNF. FNF shareholders then received all 188,441,997 shares of FNT common stock held by FNF upon the closing of the transaction. The final exchange ratio was 1.047732 shares of FNT common stock for each share of FNF common stock, as there were 179,857,073 shares of FNF common stock outstanding at the time of the closing of the transaction. FNT is now a stand alone public company with all of its approximately 218.7 million shares held by the public. Upon the closing of the merger of FNF with and into Fidelity National Information Services, Inc. (NYSE:FIS), FNT will legally change its name to Fidelity National Financial, Inc. and its common stock will trade on the New York Stock Exchange under the trading symbol ‘FNF’ beginning on November 10, 2006. Included in this press release is a pro forma summary of earnings, along with supporting schedules, that shows the financial results for FNT as if the transfer of certain assets from FNF, related issuance of FNT common stock to FNF and subsequent distribution of FNT stock to FNF shareholders had occurred on January 1, 2005.
      Fidelity National Title Group, Inc. (NYSE: FNT) is a leading provider of title insurance, specialty insurance and claims management services. FNT is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 29 percent of all title insurance policies in the United States. FNT also provides flood insurance, personal lines insurance and home warranty insurance through it specialty insurance business. FNT also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. More information about Fidelity National Title Group can be found at www.fntg.com.
      This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; compliance with extensive regulations; regulatory investigations of the title insurance industry; our business concentration in the State of California, the source of over 20% of our title insurance premiums; our dependence on distributions from our title insurance underwriters as our main source of cash flow; competition from other title insurance companies; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Title Group, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL TITLE GROUP, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)

Direct title premiums	$461,340	$626,178	$1,413,641	$1,643,574
Agency title premiums	721,801	779,117	2,058,935	2,083,317

Total title premiums	1,183,141	1,405,295	3,472,576	3,726,891
Escrow and other title-related fees	269,188	324,910	810,845	868,375

Total title and escrow	1,452,329	1,730,205	4,283,421	4,595,266

Interest and investment income	41,261	28,994	115,680	71,149
Realized gains and losses	1,478	3,583	22,091	25,505
Other	11,964	11,461	34,393	31,481

Total revenue	1,507,032	1,774,243	4,455,585	4,723,401

Personnel costs	436,064	511,325	1,354,720	1,415,928
Other operating expenses	223,359	246,109	666,587	693,927
Agent commissions	555,010	612,139	1,587,547	1,617,260
Depreciation and amortization	29,881	23,818	83,312	73,207
Claim loss expense	88,706	103,612	260,444	254,289
Interest expense	12,762	4,669	36,462	5,393

Total expenses	1,345,782	1,501,672	3,989,072	4,060,004

Earnings before income taxes	161,250	272,571	466,513	663,397
Income tax expense	57,241	102,137	165,610	248,774
Minority interest	610	700	1,889	1,992

Net earnings	$103,399	$169,734	$299,014	$412,631

Net earnings per share — basic	$0.60	$0.98	$1.72	$2.38

Net earnings per share — diluted	$0.60	$0.98	$1.72	$2.38

Weighted average shares — basic	173,475	173,520	173,475	173,520

Weighted average shares — diluted	173,643	173,520	173,648	173,520

Direct operations orders opened	663,500	821,700	2,044,500	2,398,900
Direct operations orders closed	440,200	602,900	1,350,300	1,651,800
Fee Per File	$1,582	$1,508	$1,571	$1,469

(1)	For the 2005 period, net earnings per share is a pro forma presentation based on the distribution of 173,520 shares on October 17, 2005

FIDELITY NATIONAL TITLE GROUP, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2006	2005
	(Unaudited)

Cash and investment portfolio	$4,022,946	$3,762,895
Goodwill	1,101,760	1,051,526
Title plants	320,549	308,675
Total assets	6,173,179	5,900,533
Notes payable	572,958	603,262
Reserve for claim losses	1,146,669	1,063,857
Secured trust deposits	875,317	882,602
Total stockholders’ equity	2,635,969	2,480,037
Book value per share	15.12	14.23

FIDELITY NATIONAL TITLE GROUP, INC.
SUMMARY OF EARNINGS
PRO FORMA FOR DISTRIBUTION OF FNT STOCK**
(In thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)

Total title and escrow	$1,454,313	$1,727,531	$4,285,758	$4,591,057
Specialty insurance	99,619	95,448	304,070	248,276
Interest and investment income	47,768	34,331	136,383	85,677
Realized gains and losses	3,513	4,554	26,790	29,701
Other income	14,577	12,936	41,378	36,644

Total revenue	1,619,790	1,874,800	4,794,379	4,991,355

Personnel costs	452,295	523,230	1,404,785	1,449,801
Other operating expenses	272,709	284,480	788,829	805,727
Agent commissions	555,010	613,589	1,595,930	1,619,837
Depreciation and amortization	31,035	24,837	86,466	76,293
Claim loss expense	118,403	135,282	356,785	333,036
Interest expense	16,302	10,918	41,606	32,644

Total expenses	1,445,754	1,592,336	4,274,401	4,317,338

Earnings before income taxes	174,036	282,464	519,978	674,017
Income tax expense	67,018	111,944	193,960	261,438
Minority interest	(639)	713	2,238	2,364

Net earnings	$107,657	$169,807	$323,780	$410,215

Net earnings per share — basic	$0.49	$0.98	$1.48	$2.37

Net earnings per share — diluted	$0.48	$0.98	$1.46	$2.37

Weighted average shares — basic	218,741	172,951	218,741	172,951

Weighted average shares — diluted	222,391	172,951	222,130	172,951

Book value per share	$15.43

**	This schedule is a pro forma summary of earnings that shows the financial results for Fidelity National Title Group, Inc. as if the transfer of certain assets from FNF, related issuance of FNT common stock to FNF and subsequent distribution of FNT stock to FNF shareholders had occurred on January 1, 2005. The following four schedules provide the pro forma detail for each period included in this pro forma summary of earnings.

Fidelity National Title Group, Inc.
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Three Months Ended September 30, 2006
(In thousands Except Per Share Data)

			FIS pro forma	Other Pro Forma		FNT
	Historical FNF		adjustments(1)	Adjustments	Notes	Pro Forma

Total title and escrow	$1,454,320		($21,580)	$21,573	(2)	$1,454,313
Transaction processing	1,013,372		(1,059,071)	45,699	(2)	—
Specialty insurance	99,619		—	—		99,619
Interest and investments income	48,129		(361)	—		47,768
Realized gains and losses	4,805		(1,292)	—		3,513
Other income	14,577		—	—		14,577

Total revenue	$2,634,822		($1,082,304)	$67,272		$1,619,790

Personnel costs	863,163		(416,733)	5,865	(4)	452,295
Other operating expenses	610,732		(383,120)	45,097	(4)	272,709
Agent commissions	538,700		—	16,310	(5)	555,010
Depreciation and amortization	142,170		(111,135)	—		31,035
Provision for claim losses	118,643		(240)	—		118,403
Interest expense	65,931		(49,629)	—		16,302

Total expenses	2,339,339		(960,857)	67,272		1,445,754
Earnings before income taxes and minority interests	295,483		(121,447)	—		174,036
Income tax expense	109,920		(42,902)	—		67,018

Earnings before minority interests	185,563		(78,545)	—		107,018

Minority interest expense	57,992		35	(58,666)	(6)	(639)

Net income	$127,571		($78,580)	$58,666		$107,657

Net income per share-basic	$0.72					$0.49

Pro forma Weighted average shares-basic	176,048	(7)				218,741	(8)

Net income per share-diluted	$0.71					$0.48

Pro forma Weighted average shares-diluted	180,784	(7)				222,391	(8)

Fidelity National Title Group, Inc.
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Nine Months Ended September 30, 2006
(In thousands Except Per Share Data)

			FIS pro forma	Other Pro Forma		FNT
	Historical FNF		adjustments(1)	Adjustments	Notes	Pro Forma

Total title and escrow	$4,286,000		($58,683)	$58,441	(2)	$4,285,758
Transaction processing	2,832,638		(2,944,850)	112,212	(2)	—
Specialty insurance	304,070		—	—		304,070
Interest and investments income	139,883		(3,500)	—		136,383
Realized gains and losses	30,121		(3,331)	—		26,790
Other income	41,378		—	—		41,378

Total revenue	$7,634,090		($3,010,364)	$170,653		$4,794,379

Personnel costs	2,632,935		(1,245,945)	17,795	(4)	1,404,785
Other operating expenses	1,706,137		(1,011,725)	94,417	(4)	788,829
Agent commissions	1,537,489		—	58,441	(5)	1,595,930
Depreciation and amortization	404,770		(318,304)	—		86,466
Provision for claim losses	357,210		(425)	—		356,785
Interest expense	183,536		(141,930)	—		41,606

Total expenses	6,822,077		(2,718,329)	170,653		4,274,401
Earnings before income taxes and minority interests	812,013		(292,035)	—		519,978
Income tax expense	302,069		(108,109)	—		193,960

Earnings before minority interests	509,944		(183,926)			326,018
Minority interest expense	143,381		41	(141,184)	(6)	2,238

Net income	$366,563		($183,967)	$141,184		$323,780

Net income per share-basic	$2.09					$1.48

Pro forma Weighted average shares-basic	175,119	(7)				218,741	(8)

Net income per share-diluted	$2.04					$1.46

Pro forma Weighted average shares-diluted	180,124	(7)				222,130	(8)

Fidelity National Title Group, Inc.
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Three Months Ended September 30, 2005
(In thousands Except Per Share Data)

				Other Pro
	Historical		FIS pro forma	Forma		FNT
	FNF		adjustments(1)	Adjustments	Notes	Pro Forma

Total title and escrow	$1,728,290		($23,998)	$23,239	(2)	$1,727,531
Transaction processing	646,447		(674,111)	27,664	(2)	—
Specialty insurance	95,448		—	—		95,448
Interest and investments income	36,064		(1,733)	—		34,331
Realized gains and losses	8,699		(4,145)	—		4,554
Other income	12,937		(1)	—		12,936

Total revenue	$2,527,885		($703,988)	$50,903		$1,874,800

Personnel costs	841,051		(317,821)	—		523,230
Other operating expenses	442,001		(185,185)	27,664	(4)	284,480
Agent commissions	590,876		(526)	23,239	(5)	613,589
Depreciation and amortization	95,619		(70,782)	—		24,837
Provision for claim losses	135,354		(72)	—		135,282
Interest expense	48,466		(37,548)	—		10,918

Total expenses	2,153,367		(611,934)	50,903		1,592,336
Earnings before income taxes and minority interests	374,518		(92,054)	—		282,464
Income tax expense	144,189		(32,245)	—		111,944

Earnings before minority interests	230,329		(59,809)			170,520
Minority interest expense	15,926		(1,917)	(13,296)	(6)	713

Net income	$214,403		($57,892)	$13,296		$169,807

Net income per share-basic	$1.24					$0.98

Pro forma Weighted average shares-basic	172,515	(7)				172,951	(8)

Net income per share-diluted	$1.21					$0.98

Pro forma Weighted average shares-diluted	177,540	(7)				172,951	(8)

Fidelity National Title Group, Inc.
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Nine Months Ended September 30, 2005
(In thousands Except Per Share Data)

			FIS pro forma	Other Pro Forma		FNT
	Historical FNF		adjustments(1)	Adjustments	Notes	Pro Forma

Total title and escrow	$4,591,057		($61,290)	$61,290	(2)	$4,591,057
Transaction processing	1,912,168		(1,997,112)	84,944	(2)	—
Specialty insurance	248,276		—	—		248,276
Interest and investments income	90,503		(4,826)	—		85,677
Realized gains and losses	352,490		(4,580)	(318,209)	(3)	29,701
Other income	36,645		(1)	—		36,644

Total revenue	$7,231,139		($2,067,809)	($171,975)		$4,991,355

Personnel costs	2,396,243		(946,442)	—		1,449,801
Other operating expenses	1,282,250		(561,467)	84,944	(4)	805,727
Agent commissions	1,558,547		—	61,290	(5)	1,619,837
Depreciation and amortization	298,178		(221,885)	—		76,293
Provision for claim losses	333,320		(284)	—		333,036
Interest expense	120,001		(87,357)	—		32,644

Total expenses	5,988,539		(1,817,435)	146,234		4,317,338
Earnings before income taxes and minority interests	1,242,600		(250,374)	(318,209)		674,017
Income tax expense	354,577		(93,139)	—		261,438

Earnings before minority interests	888,023		(157,235)	(318,209)		412,579
Minority interest expense	39,081		(6,171)	(30,546)	(6)	2,364

Net income	$848,942		($151,064)	($287,663)		$410,215

Net income per share-basic	$4.92					$2.37

Pro forma Weighted average shares-basic	172,686	(7)				172,951	(8)

Net income per share-diluted	$4.79					$2.37

Pro forma Weighted average shares-diluted	177,254	(7)				172,951	(8)

Fidelity National Title Group, Inc.
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations for the Three Month and Nine Month Periods Ended September 30, 2006 and 2005
      These combined statements of continuing operations include the historical statements of continuing operations of FNF and remove the results of operations of FIS and FNF minority interest expense relating to FIS and FNT as though the transaction had occurred on January 1, 2005.
(1)	This column represents the historical results of operations of FIS as included in FNF’s consolidated results of operations for the periods presented.
(2)	This represents the intercompany revenues relating to various agreements recorded on FIS’ income statement that had already been eliminated from the consolidated results of operations of FNF. These revenues amounted to $67.3 million and $50.9 million for the three months ended September 30, 2006 and 2005, respectively, and $170.7 million and $146.2 million for the nine months ended September 30, 2006 and 2005, respectively.
(3)	This represents a $318.2 million gain on sale relating to the sale of a minority equity interest in FIS.
(4)	This represents the intercompany expenses related to various agreements that were eliminated in the consolidated results of operations of FNF, but will be third-party expenses subsequent to the transaction. These expenses amounted to $51.0 million and $27.7 million for the three months ended September 30, 2006 and 2005, respectively, and $112.2 million and $84.9 million for the nine months ended September 30, 2006 and 2005, respectively.
(5)	This represents the additional agent commissions paid by FNF to FIS that were previously eliminated in the consolidated results of FNF, but will be a third-party expense subsequent to the transaction. These commissions amounted to $16.3 million and $23.2 million for the three months ended September 30, 2006 and 2005, respectively, and $58.4 million and $61.3 million for the nine months ended September 30, 2006 and 2005, respectively.
(6)	This represents the elimination of the minority interest expense recorded by FNF relating to its earnings in FIS and FNT. In the 2006 periods, minority interest expenses relating to FIS and FNT amounted to $39.7 million and $19.0 million, respectively, in the three months ended September 30, 2006 and $88.0 million and $53.2 million, respectively, in the nine months ended September 30, 2006. In the 2005 periods, minority interest expenses relating to earnings in FIS were $13.3 million and $30.5 million in the three and nine month periods ended September 30, 2005, respectively, and there were no minority interest expenses relating to earnings in FNT because FNT was a wholly-owned subsidiary of FNF during those periods.
(7)	Amounts in the Historical FNF column represent FNT historical weighted average shares for the three month and nine month periods ended September 30, 2006 and 2005. Amounts in the FNT Pro Forma column have been calculated as follows:

	Three months ended	Nine Months ended
	September 30, 2006	September 30, 2006
Historical weighted average shares — basic	173,475	173,475
Additional shares issued	45,266	45,266

Pro forma weighted average shares — basic	218,741	218,741

Historical weighted average shares — diluted	173,643	173,648
Additional shares issued	45,266	45,266
Additional dilution from options assumed	2,792	2,591
Additional dilution from restricted stock	690	625

	222,391	222,130

(8)	Pro forma weighted average shares for the three month and nine month periods ended September 30, 2005 have been calculated using the number of outstanding shares of FNF common stock as of a date prior to FNF’s distribution of FNT stock on October 18, 2005.